UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K/A
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 1, 2019
Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously disclosed, on January 1, 2019, the transactions contemplated by the Agreement and Plan of Reorganization, dated as of May 22, 2018, by and between Guaranty Bancorp, a Delaware corporation (“Guaranty”), and Independent Bank Group, Inc., a Texas corporation (“Independent,” or the “Company”) were completed, including the merger of Guaranty with and into Independent (the “Merger”), with Independent as the surviving corporation in the Merger.
This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that Independent filed with the Securities and Exchange Commission on January 2, 2019 regarding the completion of its acquisition of Guaranty to include the historical financial statements of Guaranty required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of Guaranty Bancorp as of December 31, 2017 and December 31, 2016 and for each of the years in the three-year period ended December 31, 2017 together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, and interim unaudited condensed consolidated financial statements of Guaranty Bancorp as of September 30, 2018 and December 31, 2017 and for the three and nine-months ended September 30, 2018 and September 30, 2017, are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and incorporated by reference herein.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined consolidated balance sheet of the Company as of September 30, 2018 and the unaudited pro forma condensed combined consolidated income statement for the year ended December 31, 2017, and for the nine months ended September 30, 2018, after giving effect to the acquisition of Guaranty and adjustments described in such pro forma financial statements, is attached hereto as Exhibit 99.3 and incorporated by reference herein.
(d)     Exhibits.

Exhibit No.	Description of Exhibit
Exhibit 23.1	Consent of Crowe LLP, independent registered public accounting firm
Exhibit 99.1
Audited consolidated financial statements of Guaranty Bancorp as of December 31, 2017 and December 31, 2016 and for the years in the three-year period ended December 31, 2017 together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon.

Exhibit 99.2
Interim unaudited condensed consolidated financial statements of Guaranty as of September 30, 2018 and December 31, 2017, and for the three and nine-months ended September 30, 2018 and September 30, 2017, and the notes related thereto.

Exhibit 99.3
Unaudited pro forma condensed combined consolidated balance sheet as of September 30, 2018 and the unaudited pro forma condensed combined consolidated income statement for the year ended December 31, 2017 and for the nine months ended September 30, 2018, giving effect to the acquisition of Guaranty.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 19, 2019
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President